Inventories	12 Months Ended
Dec. 31, 2019
Inventory Disclosure [Abstract]
Inventories	Inventories
Inventories at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018
Raw materials and supplies	$164.9	$191.5
Work-in-process	899.6	914.1
Finished goods	161.3	191.1
Total inventories at current cost	1,225.8	1,296.7
Adjustment from current cost to LIFO cost basis	33.6	2.9
Inventory valuation reserves	(104.1)	(88.5)
Total inventories, net	$1,155.3	$1,211.1

Inventories determined on the LIFO method were $776.1 million at December 31, 2019, and $794.3 million at December 31, 2018. The remainder of the inventory was determined using the FIFO and average cost methods, and these inventory values do not differ materially from current cost. Due to deflationary impacts primarily related to raw materials, the carrying value of the Company’s inventory as valued on LIFO exceeds current replacement cost, and based on a lower of cost or market value analysis, the Company maintains net realizable value (NRV) inventory valuation reserves to adjust carrying value of LIFO inventory to current replacement cost. These NRV reserves were $33.6 million and $8.0 million at December 31, 2019 and 2018, respectively. In applying the lower of cost or market principle, market means current replacement cost, subject to a ceiling (market value shall not exceed net realizable value) and a floor (market shall not exceed net realizable value reduced by an allowance for a normal profit margin).
Impacts to cost of sales for changes in the LIFO costing methodology and associated NRV inventory reserves were as follows (in millions):

	Fiscal year ended December 31,
	2019	2018	2017
LIFO benefit (charge)	$25.5	$(28.6)	$(54.2)
NRV benefit (charge)	(25.6)	27.9	54.0
Net cost of sales impact	$(0.1)	$(0.7)	$(0.2)

During 2019 and 2017, inventory usage resulted in liquidations of LIFO inventory quantities, increasing cost of sales by $1.8 million and $4.6 million, respectively. During 2018, inventory usage resulted in liquidations of LIFO inventory quantities, decreasing cost of sales by $0.8 million. These inventories were carried at differing costs prevailing in prior years as compared with the cost of current manufacturing cost and purchases.
The results for fiscal year 2017 included $17.7 million in inventory valuation charges related to the market-based valuation of titanium products.
ATI’s overall LIFO inventory valuation reserves also increased above replacement cost by $5.2 million at December 31, 2019 compared to December 31, 2018 due to the second quarter 2019 sale of the industrial forgings business, which used the LIFO costing methodology and maintained a LIFO valuation below current replacement cost.